QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 9, 2002

IHOP CORP.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-8360	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand Boulevard, Glendale, California (Address of principal executive offices)	91203 (Zip Code)

Registrant's telephone number, including area code: (818) 240-6055

450 North Brand Boulevard, Glendale, California
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
99.1
Certification of IHOP Corp. Quarterly Report on Form 10-Q for the period ended June 30, 2002, by Juila A. Stewart, as Chief Executive Officer, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2
Certification of IHOP Corp. Quarterly Report on Form 10-Q for the period ended June 30, 2002, by Alan S. Unger, as Chief Financial Officer, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

        Each of Julia A. Stewart, the Chief Executive Officer, and Alan S. Unger, the Chief Financial Officer, of IHOP Corp. has submitted to the Securities and Exchange Commission the certification of IHOP Corp.'s Quarterly Report on Form 10-Q for the period ended June 30, 2002, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Dated: August 9, 2002	By	/s/ MARK D. WEISBERGER Mark D. Weisberger Secretary

QuickLinks

FORM 8-K
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES